EXHIBIT 99.1

                       Certification of ANTs software inc.
           pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 regarding Annual Report on Form 10-KSB for the
                      fiscal year ended December 31, 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ANTs software inc., a Delaware corporation (the "Company"), does hereby certify that:

      1. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Form 10-KSB") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 21, 2003           By:   /s/ Francis K. Ruotolo
                                      ------------------------------------------
                                      Francis K. Ruotolo, Chairman,
                                      Chief Executive Officer and President


Date:  March 21, 2003           By:   /s/ Kenneth Ruotolo
                                      ------------------------------------------
                                      Kenneth Ruotolo
                                      Chief Financial Officer and Secretary